EXHIBIT 10.6
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                               PALWEB CORPORATION
                                    GUARANTY


         The Borrowers, GREYSTONE MANUFACTURING, L.L.C., an Oklahoma limited liability company ("Greystone" or "Borrower"), and GLOG INVESTMENT, L.L.C., an Oklahoma limited liability company ("GLOG"), (hereinafter Greystone and GLOG are collectively referred to as "Borrowers") have borrowed or desire to borrow or have advanced to them the aggregate principal sums of TWELVE MILLION DOLLARS ($12,000,000.00) on three notes, including: (i) a $1,500,000.00 revolving loan issued by Greystone ("Revolving Note"); (ii) a $5,500,000.00 term loan issued by Greystone ("Term Note"); and (iii) a $5,000,000.00 term loan issued by GLOG ("GLOG Note") which is not guaranteed under this Guaranty; (the Revolving Note and Term Note of Greystone shall be referred to hereafter as the "Note" or "Notes"), under the terms of a Loan Agreement and loan documents dated of equal date herewith (collectively the "Loan Agreement") by Borrowers in favor of THE F&M BANK & TRUST COMPANY, an Oklahoma banking corporation ("Bank"), with PALWEB CORPORATION as the Guarantor ("Guarantor") under this Guaranty (hereinafter the Notes and all the sums due under the Notes shall be referred to and defined hereafter as "Indebtedness").

         1. As an inducement for and in consideration of Bank agreeing to make available or lend to Borrowers certain funds pursuant to that certain Loan Agreement between Borrowers and Bank, and evidenced by the certain Notes executed by Greystone and payable to the order of Bank, Guarantor absolutely and unconditionally guarantees and promises to pay to Bank or its order, in legal tender of the United States of America, the Notes and all of the Indebtedness of Greystone to Bank on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited except as set forth herein, and the obligations of Guarantor are absolute and continuing.

         2. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness, which subsequently arises or is thereafter incurred or contracted. Anything in this Guaranty to the contrary notwithstanding, Guarantor shall be entitled to any notices and opportunities to cure a default pursuant to the Indebtedness, which may be afforded Greystone.

         3. This Guaranty will take effect when received by Bank without the necessity of any acceptance by Bank, or any notice to Guarantor or to Greystone, and will continue in full force until all Indebtedness incurred shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. Any payment by Guarantor with respect to the Indebtedness shall reduce the maximum obligation hereunder. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and

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assigns so long as any of the guaranteed Indebtedness remains, but sums are available for advance.

         4. Guarantor authorizes Bank, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Greystone, to lease equipment or other goods to Greystone, or otherwise to extend additional credit to Greystone; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Greystone's sureties, endorsers, or other guarantors on any terms or in any manner Bank may choose;
(e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including, without limitation, any non-judicial sale permitted by the terms of the controlling security agreement, as Bank, in its reasonable discretion, may determine; (g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; (h) to assign or transfer this Guaranty in whole or in part; (i) to exercise or refrain from exercising any rights against Greystone or others, or otherwise act or refrain from acting;
(j) to settle or compromise any Indebtedness; and (k) to subordinate the payment of all or any part of the Indebtedness of Greystone to Bank to the payment of any liabilities which may be due Bank or others.

         5. Guarantor represents and warrants to Bank that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Greystone's request and at the request of Bank; (c) Guarantor has not and will not, without the prior written consent of Bank, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets; (d) Bank has made no representation to Guarantor as to the credit worthiness of Greystone; (e) upon Bank's request, Guarantor will provide to Bank financial and credit information in a form reasonably acceptable to Bank, and all such financial information provided to Bank is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; and (f) Guarantor has established adequate means of obtaining from Greystone on a continuing basis information regarding Greystone's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Bank shall have no obligation to disclose to Guarantor any information or documents acquired by Bank in the course of its relationship with Greystone.

         6. Except as prohibited by applicable law, Guarantor waives any right to require Bank (a) to continue lending money or to extend other credit to Greystone; (b) to make any presentment, protest, demand, or notice of any kind including notice of any nonpayment of the

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Indebtedness or of any nonpayment related to any collateral, or notice of any action or non-action on the part of Greystone or Bank in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Greystone or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Bank from Greystone, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Bank from Greystone or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Bank's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

         If now or hereafter (a) Greystone shall be or become insolvent; and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Greystone, Guarantor hereby forever waives and relinquishes in favor of Bank and Greystone, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Greystone, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Greystone within the meaning of 11 U.S.C. ss. 547(b), or any successor provision of the Federal bankruptcy laws.

         Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Bank from bringing any action, including a claim for deficiency, against Guarantor, before or after Bank's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Bank which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Greystone for reimbursement, including, without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Greystone or of any other person, or by reason of the cessation of Greystone's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Bank against Guarantor is commenced there is outstanding Indebtedness of Greystone to Bank which is not barred by any applicable statute of limitations; (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness; or
(g) by any failure, neglect, or omission by Bank to perfect in any manner the collection of the Indebtedness or the security given therefor, including the failure or omission to seek a deficiency judgment against Greystone. If payment is made by Greystone, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Bank is forced to remit the amount of that payment to Greystone's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

         Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Greystone, the Guarantor, or both.

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         7. In the event of (i) an Event of Default by Greystone as that term is defined in the Loan Agreement of even date herewith between Greystone and Bank; or (ii) an uncured breach of any of the covenants or agreements of Guarantor contained herein; or (iii) a default or events of default under any loan agreement, credit agreement, pledge agreement, guaranty, mortgage or security agreement between or among the Greystone and/or the Bank, or a material default or events of default under any loan agreement, credit agreement, pledge agreement, guaranty, mortgage or security agreement between or among the Guarantor and/or the Bank; or (iv) the business failure of Greystone or Guarantor; or (v) the appointment of a receiver, trustee, custodian or liquidator of any substantial portion of the property or assets of Greystone or Guarantor; or (vi) the commencement of any proceedings under any bankruptcy or insolvency laws by or against Greystone or Guarantor and as to involuntary proceedings, a failure to obtain a dismissal thereof within 90 days; or (viii) the death of Guarantor and even if such event shall occur at a time when any of the Indebtedness may not be due and payable, all Indebtedness shall, for the purposes of this Guaranty Agreement, be deemed, at Bank's election and after written notice, to be immediately due and payable.

         8. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

         9. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Bank by law, Bank shall have, with respect to Guarantor's obligations to Bank under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Bank all of Guarantor's right, title and interest in and to all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Bank, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Bank or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Bank.

         10. Guarantor agrees that the Indebtedness of Greystone to Bank, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Greystone, whether or not Greystone become insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Greystone, upon any account whatsoever, to any claim that Bank may now or hereafter have against Greystone. In the event of insolvency and consequent liquidation of the assets of

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Greystone, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Greystone applicable to the payment of the claims of both Bank and Guarantor shall be paid to Bank and shall be first applied by Bank to the Indebtedness of Greystone to Bank. Guarantor does hereby assign to Bank all claims which it may have or acquire against Greystone or against any assignee or trustee in bankruptcy of Greystone; provided. however, that such assignment shall be effective only for the purpose of assuring to Bank full payment in legal tender of the Indebtedness. If Bank so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Greystone to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Bank. Guarantor agrees, and Bank hereby is authorized, in the name of Guarantor, from time to time, to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Bank deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

         11. The following words shall have the following meaning when used in this Guaranty:

         GUARANTOR OR GUARANTORS shall have the meaning set out in the preamble and shall refer to the signatory to this Guaranty Agreement. GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Bank dated of even date herewith. INDEBTEDNESS. The word "Indebtedness" as used herein is used in its most comprehensive sense and means and includes any and all of Greystone's liabilities, obligations, debts, and indebtedness to Bank on the Notes, including without limitation all extensions, renewals, and/or consolidations of the sums due under the Notes. BANK. The word "Bank" means The F&M Bank & Trust Company of Tulsa, Oklahoma, its successors and assigns. RELATED DOCUMENTS. The words "Related Documents" mean and include, without limitation, all notes, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

         12. The following miscellaneous provisions are a part of this Guaranty:

         AMENDMENTS. This Guaranty, together with the Loan Agreement, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. All prior and contemporaneous representations and discussions concerning the subject are included in this document and the Loan Agreement or do not constitute an aspect of the agreement of the parties. Except as may be specifically set forth in this Guaranty and the Loan Agreement, no conditions precedent or subsequent, of any kind whatsoever, exist with respect to Guarantor's obligations under this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Guaranty has been delivered to Bank and accepted by Bank in the State of Oklahoma. If there is a lawsuit, Guarantor agrees upon Bank's request to submit to the jurisdiction of the courts of Tulsa County, State of Oklahoma. This Guaranty shall be governed by and construed in accordance with the laws of the State of Oklahoma.

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         ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of
Bank's reasonable costs and expenses, including reasonable attorneys' fees and Bank's reasonable legal expenses, incurred in connection with the enforcement of this Guaranty. Bank may pay someone else to help enforce this Guaranty, and Guarantor shall pay the reasonable costs and expenses of such enforcement. Costs and expenses include Bank's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

         NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing and shall be delivered either personally, by overnight courier, or by United States mail (postage prepaid), addressed to the intended recipient at the last known address or to such other addresses as either party may designate to the other in writing and shall be effective on the date of actual delivery. For notice purposes, Guarantor agrees to keep Bank informed at all times of Guarantor's current address.

         INTERPRETATION. The words "Guarantor", "Borrower", and "Bank" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. It is not necessary for Bank to inquire into the powers of Greystone or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         WAIVER. Bank shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver by Bank of a provision of this Guaranty shall not prejudice or constitute a waiver of Bank's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Bank, nor any course of dealing between Bank and Guarantor, shall constitute a waiver of any of Bank's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Bank is required under this Guaranty, the granting of such consent by Bank in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Bank.

         Dated effective this 4th day of March, 2005.


                            (SIGNATURE PAGES FOLLOW)

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                                      GUARANTOR:

                                      PALWEB CORPORATION,
                                      AN OKLAHOMA CORPORATION


                                      By: /s/ Warren F. Kruger
                                          ----------------------------
                                          Warren F. Kruger, President



STATE OF OKLAHOMA )
                  ) ss.
COUNTY OF TULSA   )


         On this 4th day of March, 2005, before me, the undersigned Notary Public in and for said County and State, personally appeared Warren F. Kruger, as President of PALWEB CORPORATION, who executed the foregoing instrument on behalf of said corporation for the purposes therein expressed.

         WITNESS my hand and seal the day and year last above set forth.



                                      /s/ Kay Maness
                                      --------------------------
                                      NOTARY PUBLIC


( S E A L )


Notary Commission Number:           02007996

My Commission Expires:              June 2, 2006



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